UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 8, 2011 (September 1, 2011)

Signature Group Holdings, Inc.

Nevada	001-08007	95-2815260
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15303 Ventura Blvd., Suite 1600 Sherman Oaks, CA		91403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2011, Stephen Olson accepted an offer of employment as the Chief Accounting Officer and Senior Vice President of Signature Group Holdings, Inc. (the “Company”), effective as of September 6, 2011. Pursuant to the terms of his offer of employment (the “Offer Letter”), Mr. Olson will receive an annual base salary of $175,000 and will be eligible to receive a discretionary bonus in cash or stock on an annual basis, commencing on December 31, 2011. For calendar years 2011 and 2012, however, Mr. Olson will receive a minimum cash bonus of $25,000 and $50,000, respectively. Mr. Olson will also be entitled to receive a grant of 300,000 stock options to purchase the Company’s common stock and an award of $100,000 of restricted stock, each of which will be subject to the terms of the Signature Group Holdings, Inc. 2006 Performance Incentive Plan and the respective award agreements. These equity awards will not be granted to Mr. Olson until after the Company becomes current in its periodic filings under the Securities Exchange Act of 1934, as amended. During the term of his employment, Mr. Olson shall also be eligible to participate in employee benefit plans, programs or arrangements generally made available to the Company’s senior executives, including, but not limited to, medical, dental and vision plans.

Mr. Olson brings over 25 years of professional accounting experience to the Company. Prior to joining the Company, Mr. Olson, age 53, was employed by Velocity Commercial Capital, LLC as its chief accounting officer from 2009 to August 2011. Prior thereto, Mr. Olson served as a consultant for Resources Global Professionals from 2006 to May 2009, as the director of finance systems at HSBC Auto Finance from 2002 to 2006, and as the chief financial officer for QuadX, Inc. from 2000 to 2002. From 1986 to 1991, Mr. Olson served as a senior audit manager in the financial services audit practice at KPMG Peat Marwick. Mr. Olson is a California certified public accountant and holds a Bachelor of Science from San Diego State University.

There is no arrangement or understanding between Mr. Olson and any other person pursuant to which Mr. Olson has been selected an officer. Mr. Olson has not engaged in any transaction exceeding $120,000 with the Company and does not have a family relationship with any director or executive officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.

Date: September 8, 2011	By:	/s/ DAVID N. BRODY
Name: David N. Brody
Title: Sr. Vice President, Counsel & Secretary

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